UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 14, 2006

ESSENTIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32601	33-0597050
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1325 Tri-State Parkway, Suite 300

Gurnee, Illinois 60031

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(847) 855-7676

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On December 15, 2006, Pradip K. Banerjee, Ph.D., the Company’s Chairman of the Board, informed the Company that he had resigned as Chairman and a director for personal reasons, effective as of December 14, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2006.

Essential Group, Inc.

By	/s/ C. LEE JONES
C. Lee Jones
President and Chief Executive Officer